UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	09/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2006

Annual Report
to Shareholders

DWS Mid Cap Growth Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to stock market risk. Stocks of medium-sized companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2006

Classes A, B, C, Investment, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class, Class R and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002 and Class R shares for the period prior to its inception on July 1, 2003 are derived from the historical performance of Investment Class shares of DWS Mid Cap Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

At the close of business on August 31, 2000, shares of Equity Appreciation — Institutional Class merged into Institutional Class shares of DWS Mid Cap Growth Fund. Equity Appreciation — Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap. The performance shown reflects Equity Appreciation — Institutional Class shares' actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflects the performance of the Mid Cap Growth Fund — Institutional Class. On October 23, 2006, Investment Class shares were converted into Class S shares. On November 20, 2006, Class R shares were converted into Class A shares.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/06
DWS Mid Cap Growth Fund	1-Year	3-Year	5-Year	10-Year
Class A	3.49%	11.06%	8.03%	7.79%
Class B	2.70%	10.25%	7.19%	6.84%
Class C	2.70%	10.23%	7.17%	6.83%
Investment Class*	3.49%	11.09%	8.04%	7.80%
Class R*	3.18%	10.74%	7.72%	7.50%
Institutional Class	3.71%	11.36%	8.33%	8.09%
Russell Midcap™ Growth Index+	7.03%	14.53%	12.01%	8.20%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* On October 23, 2006, Investment Class shares were converted into Class S shares. On November 20, 2006, Class R shares were converted into Class A shares (see Note I, Subsequent Events, of Notes to Financial Statements).

Net Asset Value
	Class A	Class B	Class C	Investment Class*	Class R*	Institutional Class
Net Asset Value: 9/30/06	$ 15.70	$ 15.21	$ 15.20	$ 15.71	$ 15.59	$ 15.95
9/30/05	$ 15.17	$ 14.81	$ 14.80	$ 15.18	$ 15.11	$ 15.38

* On October 23, 2006, Investment Class shares were converted into Class S shares. On November 20, 2006, Class R shares were converted into Class A shares (see Note I, Subsequent Events, of Notes to Financial Statements).

Investment Class Lipper Rankings — Mid-Cap Growth Funds Category as of 9/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	376	of	605	63
3-Year	302	of	479	63
5-Year	206	of	373	56
10-Year	58	of	137	43

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Investment Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Mid Cap Growth Fund — Class A [] Russell Midcap Growth Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/06
DWS Mid Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,754	$12,912	$13,868	$19,961
	Average annual total return	-2.46%	8.89%	6.76%	7.16%
Class B	Growth of $10,000	$9,970	$13,201	$14,048	$19,371
	Average annual total return	-.30%	9.70%	7.03%	6.84%
Class C	Growth of $10,000	$10,270	$13,392	$14,139	$19,359
	Average annual total return	2.70%	10.23%	7.17%	6.83%
Russell Midcap Growth Index+	Growth of $10,000	$10,703	$15,023	$17,632	$21,984
	Average annual total return	7.03%	14.53%	12.01%	8.20%

The growth of $10,000 is cumulative.

+ Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $10,000 Investment
[] DWS Mid Cap Growth Fund — Investment Class* [] Russell Midcap Growth Index+

Yearly periods ended September 30
Comparative Results as of 9/30/06
DWS Mid Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Investment Class*	Growth of $10,000	$10,349	$13,709	$14,724	$21,193
	Average annual total return	3.49%	11.09%	8.04%	7.80%
Class R*	Growth of $10,000	$10,318	$13,580	$14,505	$20,619
	Average annual total return	3.18%	10.74%	7.72%	7.50%
Russell Midcap Growth Index+	Growth of $10,000	$10,703	$15,023	$17,632	$21,984
	Average annual total return	7.03%	14.53%	12.01%	8.20%
DWS Mid Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,037,100	$1,381,000	$1,492,000	$2,177,400
	Average annual total return	3.71%	11.36%	8.33%	8.09%
Russell Midcap Growth Index+	Growth of $1,000,000	$1,070,300	$1,502,300	$1,763,200	$2,198,400
	Average annual total return	7.03%	14.53%	12.01%	8.20%

The growth of $10,000 and $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* On October 23, 2006, Investment Class shares were converted into Class S shares. On November 20, 2006, Class R shares were converted into Class A shares (see Note I, Subsequent Events, of Notes to Financial Statements).

+ Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on February 1, 2005 are derived from the historical performance of Investment Class shares of the DWS Mid Cap Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns as of 9/30/06
DWS Mid Cap Growth Fund	1-Year	3-Year	5-Year	10-Year
Class S	3.69%	11.18%	8.10%	7.83%
Russell Midcap Growth Index+	7.03%	14.53%	12.01%	8.20%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value
Class S
Net Asset Value: 9/30/06	$ 15.74
9/30/05	$ 15.18
Class S Lipper Rankings — Mid-Cap Growth Funds Category as of 9/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	363	of	605	60

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Mid Cap Growth Fund — Class S [] Russell Midcap Growth Index+

Yearly periods ended September 30
Comparative Results as of 9/30/06
DWS Mid Cap Growth Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,369	$13,745	$14,762	$21,248
	Average annual total return	3.69%	11.18%	8.10%	7.83%
Russell Midcap Growth Index+	Growth of $10,000	$10,703	$15,023	$17,632	$21,984
	Average annual total return	7.03%	14.53%	12.01%	8.20%

The growth of $10,000 is cumulative.

+ Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2006 to September 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2006
Actual Fund Return	Class A	Class B	Class C	Investment Class**
Beginning Account Value 4/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/06	$ 911.70	$ 908.60	$ 908.50	$ 912.30
Expenses Paid per $1,000*	$ 6.18	$ 9.76	$ 9.76	$ 5.75
Actual Fund Return		Class R**	Class S	Institutional Class
Beginning Account Value 4/1/06		$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/06		$ 910.60	$ 913.00	$ 913.00
Expenses Paid per $1,000*		$ 7.38	$ 5.13	$ 4.99
Hypothetical 5% Fund Return	Class A	Class B	Class C	Investment Class**
Beginning Account Value 4/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/06	$ 1,018.60	$ 1,014.84	$ 1,014.84	$ 1,019.05
Expenses Paid per $1,000*	$ 6.53	$ 10.30	$ 10.30	$ 6.07
Hypothetical 5% Fund Return		Class R**	Class S	Institutional Class
Beginning Account Value 4/1/06		$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/06		$ 1,017.35	$ 1,019.70	$ 1,019.85
Expenses Paid per $1,000*		$ 7.79	$ 5.42	$ 5.27

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Investment Class**
DWS Mid Cap Growth Fund	1.29%	2.04%	2.04%	1.20%
Annualized Expense Ratios	Class R**	Class S	Institutional Class
DWS Mid Cap Growth Fund	1.54%	1.07%	1.04%

** On October 23, 2006, Investment Class shares were converted into Class S shares. On November 20, 2006, Class R shares were converted into Class A shares (see Note I, Subsequent Events, of Notes to Financial Statements).

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Mid Cap Growth Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Mid Cap Growth Fund. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Robert S. Janis

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2004.

Previously served as portfolio manager for 10 years at Credit Suisse Asset Management (or at its predecessor, Warburg Pincus Asset Management).

Over 20 years of investment industry experience.

BA, University of Pennsylvania; MBA, University of Pennsylvania, Wharton School.

In the following interview, Lead Portfolio Manager Robert S. Janis discusses DWS Mid Cap Growth Fund's market environment, performance and strategy during the fund's most recent fiscal year ended September 30, 2006.

Q: How did DWS Mid Cap Growth Fund perform during the most recent 12-month period?

A: DWS Mid Cap Growth Fund posted a 3.49% total return for its most recent fiscal year ended September 30, 2006, underperforming both the 7.03% return of its benchmark, the Russell MidCap Growth Index, and the 4.91% average return of its peers, represented by the Lipper Mid-Cap Growth Funds category.1 (Fund return is for Class A shares; returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.)

1 Source: Lipper Inc. The Lipper Mid-Cap Growth Funds category includes portfolios that invest at least 75% of equity assets in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These portfolios typically have above-average price-to-earnings ratios and price-to-book ratios compared with the S&P MidCap 400 Index. It is not possible to invest directly into a Lipper category.

Q: What were the best and worst individual performers for the fund?

A: Over the 12-month period, the top individual security-level contributors to performance included Akamai Technologies, Inc., Celgene Corp. and Terex Corp. Akamai is an Internet software and services company that provides services for accelerating and improving the delivery of content and applications over the Internet. Celgene is a multinational integrated biopharmaceutical company primarily engaged in the discovery, development and commercialization of innovative therapies designed to treat cancer and immune inflammatory-related diseases. Terex Corp. is a diversified global manufacturer of capital equipment focused on delivering customer-relevant solutions for the construction, infrastructure, quarry, mining, shipping, transportation, refining and utility industries.

Detractors from performance included Urban Outfitters, Inc., a "lifestyle" merchandising company that operates specialty retail stores as well as a wholesale division, and Chico's FAS, Inc., a specialty retailer of private-label clothing, accessories and other gift items.

Q: What impact did sector positioning and stock selection have on the fund's results?

A: For the 12-month period, both the fund's sector allocation and overall stock selection represented a drag on performance. While our overweight to financial stocks helped returns, our overweight in the energy sector and our underweight in materials and information technology detracted from the fund's performance.2

2 Overweight/underweight — An "overweight" means that a fund holds a higher weighting in a given sector compared with its benchmark index; an "underweight" means that a fund holds a lower weighting in a given sector.

Q: What were the major factors affecting stock market performance during the period?

A: For the 12-month period ended September 30, 2006, mid-cap stocks as represented by the Russell MidCap Growth Index were the strongest performers among growth stocks.3 Within the Russell MidCap Growth Index, the consumer staples, financials, materials, utilities and telecommunications services sectors led the market while energy stocks generated the weakest relative performance.

3 Growth stock — Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole.

In the fall of 2005, the United States endured three major hurricanes and the start of a significant spike in energy prices. Following these events, investors grew more and more concerned that consumer spending would be negatively affected, and consumer-oriented stocks were hit hard, including those held by the fund. Therefore, the fund's large allocation in the consumer discretionary sector hurt its performance later in 2005, but eventually rallied by the end of the fourth quarter of 2005. Since then, the US has experienced no major hurricanes, gas prices peaked and began to recede beginning in late August, and interest rates have stabilized. Consumer stocks, and the fund's holdings in this sector, have begun to benefit from these trends.

Over the past several months, the US economy has downshifted to a growth rate slightly below its long-term trends for periods of recovery. Some moderation in the pace of activity was to be expected, as three years of above-trend growth had absorbed excess capacity and contributed to pushing core inflation (i.e., increases in consumer prices not including food and energy costs) slightly above the US Federal Reserve Board's (the Fed) target range.

At its August and September 2006 meetings, the Fed decided to pause in raising short-term interest rates after 17 straight short-term rate hikes. It did so despite the fact that core inflation was running above the Fed's target range. Fed Chairman Bernanke and the Fed governors felt that the lagged effects of their credit tightening and the ongoing contraction in the housing market would slow economic activity and ease strains on key economic resources. In light of tamer energy prices, they felt that a "soft landing," (i.e., a retraction in economic growth, but without a recession and severe job losses) was possible and would bring inflation in line with their targets. Late in the 12-month period ended September 30, 2006, the US stock market rallied based on falling energy prices and declines in long-term interest rates. Stocks posted gains based on robust growth in the global economy and resulting strength in corporate earnings, and the Dow Jones Industrial Average approached the 12,000 mark.

Q: In light of the results for the most recent period, how do you view the economy and investment markets at present?

A: Looking ahead, market participants appear to be concerned with whether the current economic slowdown will be sufficient to reduce supply pressures on global resources and help contain and ultimately lower inflation without sending the economy into recession. Much depends on the outlook for the housing market, particularly on whether consumers' lessened ability to draw on home equity financing will markedly affect the overall level of consumer spending. We believe that the contraction in the housing market will be felt, but only modestly, because we do not expect housing prices to plunge. In addition, the economy should be helped by the fact that energy prices continue to ease, business finances have stayed strong, and global economic activity remains firm. We expect the US economy to grow, though at a slower pace than in recent years. Of course, risks remain: First, a more severe correction in the housing market than we have already experienced could create a significant downturn in consumer spending as well as employment. On the flip side, the US economy may prove to be more resilient than expected, and require the Fed to hike short-term interest rates further. For the present, financial markets seem confident that the economy will be weak enough to prompt some Fed easing in 2007, but not so weak as to unduly hurt corporate earnings. We continue to maintain our long-term perspective, investing in quality mid-cap growth stocks.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	9/30/06	9/30/05

Common Stocks	97%	97%
Cash Equivalents	3%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	9/30/06	9/30/05

Consumer Discretionary	23%	20%
Information Technology	18%	21%
Health Care	18%	26%
Financials	14%	9%
Industrials	12%	10%
Energy	11%	11%
Consumer Staples	2%	3%
Telecommunication Services	2%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2006 (33.7% of Net Assets)
1. Polo Ralph Lauren Corp. Designer and marketer of apparel, accessories and fragrances	4.2%
2. Akamai Technologies, Inc. Provider of global internet content delivery services	3.9%
3. Affiliated Managers Group, Inc. Operator of integrated asset management services	3.8%
4. Coach, Inc. Designer, producer and marketer of leather goods	3.7%
5. E*TRADE Financial Corp. Provider of financial services	3.5%
6. Oshkosh Truck Corp. Manufacturer of specialized motor vehicles for commercial and military purposes	3.2%
7. MEMC Electronic Materials, Inc. Manufacturer of semiconductors and equipment	3.1%
8. Urban Outfitters, Inc. Operator of retail and wholesale merchandise to customer niches	2.8%
9. Terex Corp. Diversified global manufacturer in mining and heavy-duty trucks and cranes	2.8%
10. Roper Industries, Inc. Manufactures industrial, fluid handling and analytical instrumentation products worldwide	2.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2006

	Shares	Value ($)

Common Stocks 97.4%
Consumer Discretionary 22.1%
Hotels Restaurants & Leisure 2.8%
Station Casinos, Inc.	213,000	12,317,790
The Cheesecake Factory, Inc.*	830,850	22,590,811
		34,908,601
Household Durables 2.0%
Jarden Corp.* (a)	763,850	25,184,135
Internet & Catalog Retail 1.9%
Nutri/System, Inc.* (a)	372,700	23,215,483
Specialty Retail 7.5%
Abercrombie & Fitch Co. "A"	230,100	15,987,348
Chico's FAS, Inc.*	1,023,100	22,027,343
Guess?, Inc.* (a)	430,700	20,901,871
Urban Outfitters, Inc.* (a)	2,007,000	35,503,830
		94,420,392
Textiles, Apparel & Luxury Goods 7.9%
Coach, Inc.*	1,354,800	46,605,120
Polo Ralph Lauren Corp. (a)	812,500	52,560,625
		99,165,745
Consumer Staples 2.3%
Personal Products
Herbalife Ltd.*	749,600	28,394,848
Energy 10.3%
Energy Equipment & Services 4.1%
BJ Services Co.	417,000	12,564,210
Noble Corp.	374,200	24,016,156
Rowan Companies, Inc. (a)	492,400	15,574,612
		52,154,978
Oil, Gas & Consumable Fuels 6.2%
Peabody Energy Corp.	638,700	23,491,386
Southwestern Energy Co.*	801,000	23,925,870
Ultra Petroleum Corp.*	622,200	29,934,042
		77,351,298
Financials 13.7%
Capital Markets 11.6%
Affiliated Managers Group, Inc.* (a)	478,600	47,912,646
E*TRADE Financial Corp.*	1,837,300	43,948,216
Jefferies Group, Inc.	992,400	28,283,400
Nuveen Investments "A"	500,100	25,620,123
		145,764,385
Diversified Financial Services 2.1%
Nasdaq Stock Market, Inc.*	849,400	25,685,856
Health Care 17.9%
Biotechnology 1.1%
Celgene Corp.*	305,400	13,223,820
Health Care Equipment & Supplies 5.5%
C.R. Bard, Inc.	184,400	13,830,000
Hologic, Inc.* (a)	324,000	14,100,480
Mentor Corp. (a)	539,400	27,180,366
The Cooper Companies, Inc. (a)	264,600	14,156,100
		69,266,946
Health Care Providers & Services 6.4%
AMERIGROUP Corp.*	1,088,200	32,156,310
DaVita, Inc.*	390,700	22,609,809
Pediatrix Medical Group, Inc.*	555,300	25,321,680
		80,087,799
Health Care Technology 2.3%
Cerner Corp.* (a)	637,200	28,928,880
Life Sciences Tools & Services 2.6%
Fisher Scientific International, Inc.* (a)	415,500	32,508,720
Industrials 11.5%
Electrical Equipment 2.6%
Roper Industries, Inc. (a)	744,600	33,313,404
Machinery 7.5%
Joy Global, Inc.	527,100	19,824,231
Oshkosh Truck Corp.	791,900	39,967,193
Terex Corp.*	766,800	34,674,696
		94,466,120
Trading Companies & Distributors 1.4%
WESCO International, Inc.*	294,500	17,089,835
Information Technology 17.9%
Communications Equipment 4.6%
Comverse Technologies, Inc.*	1,460,000	31,302,400
F5 Networks, Inc.*	501,400	26,935,208
		58,237,608
Computers & Peripherals 2.5%
Network Appliance, Inc.*	829,500	30,699,795
Electronic Equipment & Instruments 2.2%
Molex, Inc. "A"	843,300	27,753,003
Internet Software & Services 3.9%
Akamai Technologies, Inc.* (a)	981,500	49,065,185
IT Services 1.6%
Cognizant Technology Solutions Corp. "A"*	270,700	20,048,042
Semiconductors & Semiconductor Equipment 3.1%
MEMC Electronic Materials, Inc.* (a)	1,071,400	39,245,382
Telecommunication Services 1.7%
Wireless Telecommunication Services
NII Holdings, Inc.* (a)	340,600	21,171,696
Total Common Stocks (Cost $938,346,752)		1,221,351,956

Securities Lending Collateral 22.6%
Daily Assets Fund Institutional, 5.31% (b) (c) (Cost $283,412,485)	283,412,485	283,412,485

Cash Equivalents 2.6%
Cash Management QP Trust, 5.34% (d) (Cost $32,992,439)	32,992,439	32,992,439
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,254,751,676)+	122.6	1,537,756,880
Other Assets and Liabilities, Net	(22.6)	(283,665,047)
Net Assets	100.0	1,254,091,833

* Non-income producing security

+ The cost for federal income tax purposes was $1,254,840,731. At September 30, 2006, net unrealized appreciation for all securities based on tax cost was $282,916,149. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $293,605,358 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,689,209.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2006 amounted to $274,793,601 which is 21.9% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2006
Assets
Investments: Investments in securities, at value (cost $938,346,752) — including $274,793,601 of securities loaned	$ 1,221,351,956
Investment in Daily Assets Fund Institutional (cost $283,412,485)*	283,412,485
Investment in Cash Management QP Trust (cost $32,992,439)	32,992,439
Total investments in securities, at value (cost $1,254,751,676)	1,537,756,880
Receivable for investments sold	4,143,493
Receivable for Fund shares sold	556,749
Dividends receivable	221,815
Interest receivable	149,091
Due from Advisor	161,678
Foreign taxes recoverable	315
Other assets	88,915
Total assets	1,543,078,936
Liabilities
Payable for investments purchased	653,400
Payable for Fund shares redeemed	2,482,859
Accrued management fee	654,665
Payable upon return of securities loaned	283,412,485
Other accrued expenses and payables	1,783,694
Total liabilities	288,987,103
Net assets, at value	$ 1,254,091,833
Net Assets
Net assets consist of: Accumulated net investment loss	(3,665)
Net unrealized appreciation (depreciation) on investments	283,005,204
Accumulated net realized gain (loss)	(162,281,952)
Paid-in capital	1,133,372,246
Net assets, at value	$ 1,254,091,833

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($527,563,691 ÷ 33,602,340 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 15.70
Maximum offering price per share (100 ÷ 94.25 of $15.70)	$ 16.66

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($40,204,785 ÷ 2,644,136 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 15.21

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($28,483,701 ÷ 1,874,069 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 15.20

Investment Class(b)

Net Asset Value, offering and redemption price(a) per share ($30,441,863 ÷ 1,937,178 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 15.71
Class R(b) Net Asset Value, offering and redemption price(a) per share ($2,358,077 ÷ 151,213 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 15.59
Class S Net Asset Value, offering and redemption price(a) per share ($213,314,476 ÷ 13,550,798 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 15.74

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($411,725,240 ÷ 25,815,034 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 15.95

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

(b) On October 23, 2006, Investment Class shares were converted into Class S shares. On November 20, 2006, Class R shares were converted into Class A shares (see Note I, Subsequent Events).

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,897)	$ 3,298,183
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	164,667
Interest — Cash Management QP Trust	1,642,733
Other Income*	161,678
Total Income	5,267,261
Expenses: Investment advisory fee	8,308,591
Administrator service fee	3,853,188
Distribution and shareholder servicing fees	2,209,714
Services to shareholders	1,157,163
Administration fee	416,391
Auditing	58,302
Legal	73,273
Trustees' fees and expenses	65,860
Reports to shareholders and shareholder meeting	713,329
Registration fees	102,966
Custodian fees	14,389
Other	71,134
Total expenses before expense reductions	17,044,300
Expense reductions	(692,027)
Total expenses after expense reductions	16,352,273
Net investment income (loss)	(11,085,012)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	77,332,518
Net unrealized appreciation (depreciation) during the period on investments	(24,565,781)
Net gain (loss) on investment transactions	52,766,737
Net increase (decrease) in net assets resulting from operations	$ 41,681,725

* Non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ (11,085,012)	$ (6,866,317)
Net realized gain (loss) on investment transactions	77,332,518	84,223,144
Net unrealized appreciation (depreciation) during the period on investment transactions	(24,565,781)	108,081,033
Net increase (decrease) in net assets resulting from operations	41,681,725	185,437,860
Fund share transactions: Proceeds from shares sold	193,154,624	143,274,962
Net assets acquired in tax-free reorganizations	—	579,094,442
Cost of shares redeemed	(338,078,369)	(171,830,168)
Redemption fees	124,537	31,420
Net increase (decrease) in net assets from Fund share transactions	(144,799,208)	550,570,656
Increase (decrease) in net assets	(103,117,483)	736,008,516
Net assets at beginning of period	1,357,209,316	621,200,800
Net assets at end of period (including accumulated net investment loss of $3,665 at September 30, 2006)	$ 1,254,091,833	$ 1,357,209,316

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.17	$ 12.06	$ 11.46	$ 9.31	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[b]	(.14)[e]	(.12)	(.10)	(.08)	(.01)
Net realized and unrealized gain (loss) on investment transactions	.67	3.23	.70	2.23	(2.17)
Total from investment operations	.53	3.11	.60	2.15	(2.18)
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 15.70	$ 15.17	$ 12.06	$ 11.46	$ 9.31
Total Return (%)[c,d]	3.49[e]	25.79	5.24	23.09	(18.97)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	528	587	242	212.6
Ratio of expenses before expense reductions (%)	1.35	1.31	1.35	1.34	1.48*
Ratio of expenses after expense reductions (%)	1.29	1.25	1.25	1.25	1.25*
Ratio of net investment income (loss) (%)	(.90)[e]	(.83)	(.86)	(.74)	(.63)*
Portfolio turnover rate (%)	53	83	116	82	120[f]

[a] For the period June 28, 2002 (commencement of operations of Class A shares) to September 30, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return does not reflect the effect of any sales charges.

[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

[f] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended September 30,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.81	$ 11.86	$ 11.35	$ 9.29	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[b]	(.25)[e]	(.22)	(.19)	(.15)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.65	3.17	.70	2.21	(2.17)
Total from investment operations	.40	2.95	.51	2.06	(2.20)
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 15.21	$ 14.81	$ 11.86	$ 11.35	$ 9.29
Total Return (%)[c,d]	2.70[e]	24.87	4.49	22.17	(19.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	56	9	6.3
Ratio of expenses before expense reductions (%)	2.21	2.05	2.10	2.09	2.22*
Ratio of expenses after expense reductions (%)	2.04	2.00	2.00	2.00	2.00*
Ratio of net investment income (loss) (%)	(1.65)[e]	(1.58)	(1.61)	(1.49)	(1.38)*
Portfolio turnover rate (%)	53	83	116	82	120[f]

[a] For the period June 28, 2002 (commencement of operations of Class B shares) to September 30, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return does not reflect the effect of any sales charges.

[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

[f] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended September 30,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.80	$ 11.85	$ 11.35	$ 9.29	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[b]	(.25)[e]	(.22)	(.19)	(.16)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.65	3.17	.69	2.22	(2.17)
Total from investment operations	.40	2.95	.50	2.06	(2.20)
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 15.20	$ 14.80	$ 11.85	$ 11.35	$ 9.29
Total Return (%)[c,d]	2.70[e]	24.89	4.41	22.17	(19.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	34	8	5.1
Ratio of expenses before expense reductions (%)	2.09	2.05	2.10	2.09	2.20*
Ratio of expenses after expense reductions (%)	2.04	2.00	2.00	2.00	2.00*
Ratio of net investment income (loss) (%)	(1.65)[e]	(1.58)	(1.61)	(1.49)	(1.38)*
Portfolio turnover rate (%)	53	83	116	82	120[f]

[a] For the period June 28, 2002 (commencement of operations of Class C shares) to September 30, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return does not reflect the effect of any sales charges.

[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

[f] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Investment Class+ Years Ended September 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 15.18	$ 12.07	$ 11.46	$ 9.31	$ 10.66
Income (loss) from investment operations: Net investment income (loss)[a]	(.14)[c]	(.11)	(.11)	(.08)	(.06)
Net realized and unrealized gain (loss) on investment transactions	.67	3.22	.72	2.23	(1.29)
Total from investment operations	.53	3.11	.61	2.15	(1.35)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 15.71	$ 15.18	$ 12.07	$ 11.46	$ 9.31
Total Return (%)[b]	3.49[c]	25.77	5.32	23.09	(12.66)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	37	35	36	29
Ratio of expenses before expense reductions (%)	1.28	1.31	1.35	1.34	1.39[d]
Ratio of expenses after expense reductions (%)	1.25	1.25	1.25	1.25	1.25[d]
Ratio of net investment income (loss) (%)	(.86)[c]	(.83)	(.86)	(.74)	(.55)
Portfolio turnover rate (%)	53	83	116	82	120[e]

+ On October 23, 2006, Investment Class shares were converted into Class S shares. (see Note I, Subsequent Events).

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

[d] The expense ratio of the Capital Appreciation Portfolio is included in this ratio.

[e] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

* Amount is less than $.005.

Class R+ Years Ended September 30,	2006	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.11	$ 12.03	$ 11.45	$ 10.78
Income (loss) from investment operations: Net investment income (loss)[b]	(.18)[d]	(.15)	(.13)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.66	3.23	.71	.70
Total from investment operations	.48	3.08	.58	.67
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 15.59	$ 15.11	$ 12.03	$ 11.45
Total Return (%)[c]	3.18[d]	25.60	5.07	6.22**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1.5		.01
Ratio of expenses before expense reductions (%)	1.58	1.54	1.60	1.59*
Ratio of expenses after expense reductions (%)	1.54	1.50	1.50	1.50*
Ratio of net investment income (loss) (%)	(1.15)[d]	(1.08)	(1.11)	(1.12)*
Portfolio turnover rate (%)	53	83	116	82

+ On November 20, 2006, Class R shares were converted into Class A shares (see Note I, Subsequent Events).

[a] For the period July 1, 2003 (commencement of operations of Class R shares) to September 30, 2003.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended September 30,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.18	$ 13.66
Income (loss) from investment operations: Net investment income (loss)[b]	(.11)[d]	(.06)
Net realized and unrealized gain (loss) on investment transactions	.67	1.58
Total from investment operations	.56	1.52
Redemption fees	.00***	.00***
Net asset value, end of period	$ 15.74	$ 15.18
Total Return (%)[c]	3.69[d]	11.13**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	213	223
Ratio of expenses before expense reductions (%)	1.11	1.13*
Ratio of expenses after expense reductions (%)	1.08	1.06*
Ratio of net investment income (loss) (%)	(.69)[d]	(.57)*
Portfolio turnover rate (%)	53	83

[a] For the period February 1, 2005 (commencement of operations of Class S shares) to September 30, 2005.

[b] Based on average shares outstanding during period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 15.38	$ 12.19	$ 11.55	$ 9.36	$ 10.69
Income (loss) from investment operations: Net investment income (loss)[a]	(.11)[c]	(.08)	(.08)	(.05)	(.04)
Net realized and unrealized gain (loss) on investment transactions	.68	3.27	.72	2.24	(1.29)
Total from investment operations	.57	3.19	.64	2.19	(1.33)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 15.95	$ 15.38	$ 12.19	$ 11.55	$ 9.36
Total Return (%)[b]	3.71[c]	26.17	5.54	23.40	(12.44)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	412	417	328	323	164
Ratio of expenses before expense reductions (%)	1.08	1.06	1.10	1.09	1.14[d]
Ratio of expenses after expense reductions (%)	1.04	1.00	1.00	1.00	1.00[d]
Ratio of net investment income (loss) (%)	(.65)[c]	(.58)	(.61)	(.49)	(.30)
Portfolio turnover rate (%)	53	83	116	82	120[e]

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

[d] The expense ratio of the Capital Appreciation Portfolio is included in this ratio.

[e] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Growth Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Mid Cap Growth Fund (formerly Scudder Mid Cap Growth Fund) (the "Fund") is a diversified series of DWS Advisor Funds (formerly Scudder Advisor Funds) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund currently offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.) Shares of Class AARP were designed for members of AARP. (Please see Note C, under the caption Other Related Parties.) On October 23, 2006, Investment Class shares were converted into Class S shares. On November 20, 2006, the Fund's former Class R shares were converted into Class A shares. (Please see Note I.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrator fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2006, the Fund had a net tax basis capital loss carryforward of approximately $162,193,000, including approximately $146,248,000 inherited from its mergers with the Scudder Dynamic Growth Fund, Scudder Development Fund, and Scudder Aggressive Growth Fund (Note H), which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until the expiration dates which range from September 30, 2010, to September 30, 2012, whichever occurs first, and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code. During the year ended September 30, 2006 the Fund utilized approximately $77,333,000 of a prior year capital loss carryforward. Due to certain limitations under Sections 382-384 of the Internal Revenue Code, approximately $16,956,000 of inherited capital loss carryforwards cannot be used by the Fund, and is not included in the capital loss carryfoward of $162,193,000 disclosed above.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ —
Capital loss carryforwards	$ (162,193,000)
Net unrealized appreciation (depreciation) on investments	$ 282,916,149

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $699,102,339 and $834,511,039, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor.

Investment Management Agreement. Under the Amended and Restated Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Fund pays a monthly investment advisory fee, based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

First $500 million of the Fund's average daily net assets	.65%
Next $1 billion of such net assets	.60%
Next $2.5 billion of such net assets	.55%
Next $2.5 billion of such net assets	.54%
Next $2.5 billion of such net assets	.53%
Next $2.5 billion of such net assets	.52%
Over $11.5 billion of such net assets	.51%

Accordingly, for the year ended September 30, 2006, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.62% of the Fund's average daily net assets. The Investment Management was amended and restated effective June 1, 2006.

For the period from October 1, 2005 through January 31, 2009, the Advisor contractually agreed to waive all or a portion of its investment advisory fee and reimburse or pay certain operating expenses of the Fund (excluding expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage and interest) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Investment Class	1.25%
Class R	1.50%
Class S	1.05%
Institutional Class	1.00%

Administrator Service Fee. Prior to June 1, 2006, Investment Company Capital Corp. ("ICCC" or the "Administrator"), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Fund's Administrator. For its services as Administrator, ICCC received a fee (the "Administrator Service Fee") of 0.65% of the average daily net assets for Investment Class and Class AARP, 0.45% for Class S shares and 0.40% of average daily net assets for Class A, B, C, R and Institutional Class shares of the Fund, computed and accrued daily and paid monthly. For the period from October 1, 2005 through May 31, 2006, the Administrator Service Fee charged to the Fund was as follows:

Administrator Service Fee	Total Aggregated	Waived
Class A	$ 1,543,354	$ 168,475
Class B	141,509	9,833
Class C	90,333	4,826
Investment Class	170,137	11,124
Class R	5,842	517
Class AARP	13,357	5,097
Class S	683,715	66,407
Institutional Class	1,204,941	133,539
	$ 3,853,188	$ 399,818

Administration Fee. Effective June 1, 2006, the Administration Agreement with ICCC was terminated and the Fund entered into an Administrative Services Agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect wholly owned subsidiary of Deutsche Bank AG, pursuant to which DeIM provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DeIM an annual fee ("Administrative Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through September 30, 2006, the Advisor received an Administration Fee of $416,391, of which $101,784 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C, Investment, R and Institutional shares. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class AARP (through July 14, 2006) and S shares. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SCC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. Prior to June 1, 2006, this fee was included in the Administration Agreement with ICCC. For the period from June 1, 2006 through September 30, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2006
Class A	$ 297,719	$ 171,409	$ 126,310
Class B	102,364	74,133	28,231
Class C	32,244	12,018	20,226
Investment Class	25,409	—	25,409
Class R	1,755	263	1,492
Class AARP	1,648	425	1,223
Class S	142,347	—	142,347
Institutional Class	76,042	10,774	65,268
	$ 679,528	$ 269,022	$ 410,506

Distribution Service Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A and R shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2006
Class A	$ 1,399,858	$ 106,548
Class B	369,216	25,107
Class C	240,922	17,450
Class R	5,499	457
	$ 2,015,495	$ 149,562

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class B, C and R shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2006	Annual Effective Rate
Class B	$ 115,716	$ 17,096.24%
Class C	73,310	10,874.23%
Class R	5,193	1,724.23%
	$ 194,219	$ 29,694

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2006 aggregated $41,531.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2006, the CDSC for the Fund's Class B and C shares was $141,032 and $2,327, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2006, DWS-SDI received $3,751.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $24,960, of which $6,480 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo was phased out in 2006.

On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

D. Expense Reductions

For the year ended September 30, 2006, the Advisor agreed to reimburse the Fund $23,017, which represented a portion of the expected fee savings for the Advisor through May 31, 2006 related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2006, the Fund's custodian fees were reduced by $170 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	5,278,053	$ 83,922,354	4,538,272	$ 64,076,377
Class B	325,483	5,010,751	286,850	3,933,455
Class C	395,579	6,098,445	314,299	4,307,434
Investment Class+	742,378	11,671,221	627,363	8,801,078
Class R+	141,002	2,204,994	82,198	1,149,031
Class AARP	179,573	2,964,597	4,670*	70,461*
Class S	807,171	12,973,057	125,061**	1,806,719**
Institutional Class	4,210,722	68,309,205	4,013,987	59,130,407
		$ 193,154,624		$ 143,274,962
Shares issued in tax-free reorganization***
Class A	—	$ —	19,863,419	$ 275,254,014
Class B	—	—	3,646,304	51,028,572
Class C	—	—	1,826,638	25,938,110
Class AARP	—	—	144,028*	2,199,329*
Class S	—	—	14,697,385**	224,434,129**
Institutional Class	—	—	17,456	240,288
		$ —		$ 579,094,442
Shares redeemed
Class A	(10,376,337)	$ (159,521,026)	(5,760,549)	$ (80,741,186)
Class B	(1,449,141)	(22,186,011)	(882,945)	(12,159,360)
Class C	(797,494)	(12,222,990)	(503,687)	(6,877,873)
Investment Class+	(1,260,156)	(20,806,593)	(1,033,424)	(14,238,040)
Class R+	(87,947)	(1,395,408)	(22,986)	(328,840)
Class AARP	(91,659)	(1,440,831)	(1,052)*	(15,847)*
Class S	(2,171,041)	(34,102,196)	(143,404)**	(2,163,500)**
Institutional Class	(5,488,690)	(86,403,314)	(3,862,021)	(55,305,522)
		$ (338,078,369)		$ (171,830,168)
Shares converted****
Class AARP	(235,560)	$ (4,843,874)	—	$ —
Class S	235,626	4,843,874	—	—
		$ —		$ —
Redemption fees		$ 124,537		$ 31,420
Net increase (decrease)
Class A	(5,098,253)	$ (75,539,767)	18,641,142	$ 258,619,421
Class B	(1,123,657)	(17,174,660)	3,050,209	42,802,805
Class C	(401,915)	(6,123,837)	1,637,250	23,368,081
Investment Class+	(517,778)	(9,126,931)	(406,061)	(5,436,306)
Class R+	53,055	810,624	59,212	820,191
Class AARP	(147,646)	(3,319,820)	147,646*	2,253,943*
Class S	(1,128,242)	(16,275,138)	14,679,042**	224,077,348**
Institutional Class	(1,277,968)	(18,049,679)	169,422	4,065,173
		$ (144,799,208)		$ 550,570,656

+ On October 23, 2006, Investment Class shares were converted into Class S shares. On November 20, 2006, Class R shares were converted into Class A shares (see Note I, Subsequent Events).

* For the period September 16, 2005 (commencement of operations of Class AARP shares) to September 30, 2005.

** For the period February 1, 2005 (commencement of operations of Class S shares) to September 30, 2005.

*** On December 17, 2004, the Scudder Dynamic Growth Fund was acquired by the Fund through a tax-free reorganization. On September 16, 2005, the Scudder Aggressive Growth Fund and the Scudder Development Fund were acquired by the Fund through a tax-free organization.

**** On July 14, 2006, Class AARP shares were converted into Class S shares.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. On September 28, 2006, the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in September 2006, the Fund recorded a receivable from the Advisor for its settlement portion of $161,678 which is equivalent to $0.002 per share.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

H. Acquisition of Assets

On December 17, 2004, the Fund acquired all of the net assets of Scudder Dynamic Growth Fund pursuant to a plan of reorganization approved by shareholders on December 10, 2004.

In addition, on September 16, 2005, the Fund acquired all of the net assets of Scudder Aggressive Growth Fund and Scudder Development Fund pursuant to a plan of reorganization approved by shareholders on September 2, 2005.

The acquisition was accomplished by a tax-free exchange as follows:

	Scudder Dynamic Growth Fund	Scudder Aggressive Growth Fund	Scudder Development Fund
Class A shares	60,989,394	4,538,378	—
Class B shares	8,905,772	1,822,713	—
Class C shares	3,342,832	1,157,722	—
Class S shares	—	—	10,228,287
Class AARP shares	—	—	100,411
Institutional Class shares	60,320	1,460	—

The above shares were exchanged for the following shares outstanding on the date acquired of the Scudder Mid Cap Growth Fund:

	Scudder Dynamic Growth Fund	Scudder Aggressive Growth Fund	Scudder Development Fund
Class A shares	15,393,444	4,469,975	—
Class B shares	1,941,884	1,704,420	—
Class C shares	745,580	1,081,058	—
Class S shares	—	—	14,697,385
Class AARP shares	—	—	144,028
Institutional Class shares	15,999	1,457	—

The net assets at acquired date were as follows:

Scudder Dynamic Growth Fund	$ 242,734,088
Scudder Aggressive Growth Fund	$ 109,726,896
Scudder Development Fund	$ 226,633,458

The net unrealized appreciation (depreciation) included in the net assets above was as follows:

Scudder Dynamic Growth Fund	$ 46,994,955
Scudder Aggressive Growth Fund	$ 21,451,872
Scudder Development Fund	$ 41,224,663

The aggregate net assets of the Fund immediately before the acquisition were as follows:

Scudder Dynamic Growth Fund	$ 685,515,668
Scudder Aggressive Growth Fund	$ 1,034,284,084
Scudder Development Fund	$ 1,034,284,084

The combined net assets of the Fund immediately following the acquisition were as follows:

from Scudder Dynamic Growth Fund	$ 928,249,756
from Scudder Aggressive Growth Fund	$ 1,370,644,438
from Scudder Development Fund	$ 1,370,644,438

I. Subsequent Events

On June 28, 2006, the Fund's Board approved the conversion of Investment Class shares into the Fund's Class S shares. The conversion of these shares was completed on October 23, 2006, and Investment Class shares are no longer offered by the Fund.

In addition, on June 28, 2006, the Fund's Board approved the conversion of Class R shares into the Fund's Class A shares. This conversion was completed on November 20, 2006, and Class R shares are no longer offered by the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds (formerly Scudder Advisor Funds) and Shareholders of DWS Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Mid Cap Growth Fund (formerly Scudder Mid Cap Growth) (the "Fund") at September 30, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 27, 2006	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Mid Cap Growth Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

II-A. Approval of an Amended and Restated Investment Management Agreement with the Fund's Current Investment Advisor.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
62,154,514.086	822,507.410	1,078,616.720	3,993,883.000

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
62,082,928.691	872,782.792	1,099,926.733	3,993,883.000

II-C. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
61,932,371.921	965,515.030	1,157,751.265	3,993,883.000

III. Approval of revised fundamental investment restrictions on:

III-A. Borrowing Money

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
62,005,726.985	1,027,928.866	1,021,985.365	3,933,880.000

III-B. Pledging Assets

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
61,935,322.839	1,098,934.096	1,021,384.281	3,993,880.000

III-C. Senior Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
62,059,511.914	971,437.283	1,024,692.019	3,993,880.000

III-D. Concentration

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
62,065,201.017	965,225.499	1,025,214.700	3,993,880.000

III-E. Underwriting of Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
62,049,372.109	983,313.064	1,022,956.043	3,993,880.000

III-F. Real Estate Investments

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
62,085,680.340	946,817.562	1,023,143.314	3,993,880.000

III-G. Commodities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
62,002,718.344	1,029,839.519	1,023,083.353	3,993,880.000

III-H. Lending

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
62,049,724.741	982,752.902	1,023,163.573	3,993,880.000

III-I. Portfolio Diversification for Diversified Funds

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
62,082,916.133	951,286.307	1,021,438.776	3,993,880.000

III-U. Oil, Gas and Mineral Programs

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
62,040,382.618	988,760.553	1,026,498.045	3,993,880.000

VII. Adoption of Rule 12b-1 Plan for Class B.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
1,253,020.061	35,702.569	85,405.542	381,695.000

VII. Adoption of Rule 12b-1 Plan for Class C.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
795,151.328	15,785.602	54,699.116	301,073.000

The Meeting was reconvened on June 1, 2006, at which time the following matters were voted upon by the shareholders (the resulting votes are presented below):

I. Election of Board Members. ("Number of Votes" represents all Funds that are series of DWS Advisor Funds.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	439,214,704.469	3,753,093.585
Dawn-Marie Driscoll	439,224,192.946	3,743,605.108
Keith R. Fox	439,230,602.032	3,737,196.022
Kenneth C. Froewiss	439,255,986.088	3,711,811.966
Martin J. Gruber	439,184,395.908	3,783,402.146
Richard J. Herring	439,254,370.904	3,713,427.150
Graham E. Jones	439,202,833.057	3,764,964.997
Rebecca W. Rimel	439,229,633.088	3,738,164.966
Philip Saunders, Jr.	439,157,742.341	3,810,055.713
William N. Searcy, Jr.	439,269,874.890	3,697,923.164
Jean Gleason Stromberg	439,256,234.415	3,711,563.639
Carl W. Vogt	439,195,306.566	3,772,491.488
Axel Schwarzer	439,210,622.946	3,757,175.108

V. Approval of Amended and Restated Declaration of Trust. ("Number of Votes" represents all Funds that are series of DWS Advisor Funds.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
417,769,769.140	2,715,885.592	3,342,376.322	19,139,767.000

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment advisory agreement with DeAM in September 2006. The Fund's current investment advisory agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DeAM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment advisory agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

DeAM and its predecessors have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeAM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeAM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeAM by similar funds and institutional accounts advised by DeAM (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DeAM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeAM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DeAM helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeAM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2006, the Fund's performance (Institutional Class shares) was in the 3rd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended June 30, 2006. The Board recognized that DeAM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeAM. The Board considered extensive information regarding DeAM, including DeAM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment advisory agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeAM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeAM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeAM during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DeAM the cost allocation methodology used to determine DeAM's profitability. In analyzing DeAM's costs and profits, the Board also reviewed the fees paid to and services provided by DeAM and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DeAM and its affiliates as a result of DeAM's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeAM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeAM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DeAM and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DeAM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DeAM, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DeAM and its affiliates) research services from third parties that are generally useful to DeAM and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeAM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeAM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeAM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeAM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeAM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment advisory agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 2006

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2006) and DWS RREEF Real Estate Fund II, Inc. (since April 2006). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		88
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2006), and DWS RREEF Real Estate Fund II, Inc. (since April 2006). Former Directorships: Cloverleaf Transportation Inc. (trucking);	88
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004), DWS RREEF Real Estate Fund, Inc. (since 2006) and DWS RREEF Real Estate Fund II, Inc. (since 2006); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86
Martin J. Gruber (1937) Board Member since 1999

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		88
Richard J. Herring (1946) Board Member since 1999

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)

		88
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2002

President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)

		88
Philip Saunders, Jr. (1935) Board Member since 2002

Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)

		88
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since October 2002) and DWS RREEF Real Estate Fund II, Inc. (since August 2003). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	88
Jean Gleason Stromberg (1943) Board Member since 2006

Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2006) and DWS RREEF Real Estate Fund II, Inc. (since April 2006). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)

		88
Carl W. Vogt (1936) Board Member since 2006

Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak). Formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006

Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; Director, DWS Global High Income Fund, Inc. (since August 2006), DWS Global Commodities Stock Fund, Inc. (since August 2006); formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The Korea Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C, Investment and Institutional Classes
Automated Information Lines	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Investment Class	Institutional Class
Nasdaq Symbol	SMCAX	SMCBX	SMCCX	BTCAX	BTEAX
CUSIP Number	23336Y 508	23336Y 607	23336Y 706	23336Y 888	23336Y 805
Fund Number	483	683	783	808	583
For shareholders of Class R
Automated Information Line	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	SMCRX
CUSIP Number	23336Y 870
Fund Number	1500
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SMCSX
Fund Number	2383

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period, September 30, 2006 DWS Mid Cap Growth Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS MID CAP FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$54,000	$128	$0	$0
2005	$50,200	$225	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$73,180	$0
2005	$309,400	$136,355	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$73,180	$15,000	$88,180
2005	$0	$136,355	$89,635	$225,990

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Mid Cap Growth Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	November 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Mid Cap Growth Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	November 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	November 30, 2006